[dreyfus lion "d" logo] (reg.tm)

[dreyfus logo] (reg.tm)

DREYFUS VARIABLE INVESTMENT FUND,

ZERO COUPON 2000 PORTFOLIO

200 Park Avenue

New York, NY 10166

INVESTMENT ADVISER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940


Printed in U.S.A.                                              119SA986

Variable

Investment Fund,

ZERO COUPON 2000

PORTFOLIO

Semi-Annual

Report

June 30, 1998

DREYFUS VARIABLE INVESTMENT FUND, ZERO COUPON 2000 PORTFOLIO
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear    Shareholder:

  We are pleased to report the performance for the Dreyfus Variable Investment Fund -- Zero Coupon 2000 Portfolio. For the six-month reporting period ended June 30, 1998, the Portfolio produced a total return, including share price changes and dividend income generated, of 3.06%,* compared to 2.84 % for the Merrill Lynch U.S. Treasury Coupon 2-Year Strips Index.** Income dividends paid from net investment income during the period amounted to $0.339 per share representing an annualized distribution rate per share of 5.52%.***

Economic Review

  In the first half of 1998, three main regions of the world had very different economic fundamentals. The U.S. entered the year with a strong economy near full employment with unemployment only slightly above 4%. The tight labor market led the Federal Reserve Board to contemplate a rise in interest rates, but the U.S. economy cooled enough over the course of the half-year that no action was taken. After many years of subpar economic growth, continental Europe moved into a better economic expansion. Unlike the U.S., Europe has substantial excess capacity of productive plant and labor. In Asia, weak economies were pervasive in the aftermath of the Asian financial crisis late last year.

  A main influence on the U.S. economy in the first half of 1998 was Asian economic weakness. It had both positive and negative effects. The positive effects hit first. Actual inflation and expected inflation dropped, causing a decline in long-term Treasury bond yields and mortgage rates. This caused a boom in housing and rising asset prices, including bonds, stocks and houses. The fall in inflation helped the consumer sector as more of the growth in consumer income was left over after inflation to buy goods and services. Consumers benefited from a combination of good growth in income after inflation, a strong labor market and rising prices of assets they owned.

  The negative effect of Asian weakness was directed towards the industrial sector rather than the consumer sector. By midyear, the evidence of industrial weakness was clear-cut in response to a slowing of inventory accumulation and weakened exports. One result of this industrial weakness was to cool off a U.S. economy that had been growing so rapidly that there were fears that the Federal Reserve might raise interest rates. This favorable shift in expectations about Fed policy was one reason for the rise in U.S. bond and stock prices. Another background factor was the increasing evidence of prospects for multi-year budget
surpluses    in    the    U.S.

Market Environment

  The bond market has been very strong from a fundamental point of view. Everything from reduced supply of U.S. Treasury debt, to the Asian crisis, to falling commodity prices have worked in the bond market's favor.

  At the time of this letter, it is very hard to find any sentiment regarding the bond market that is not bullish. Generally, there are several themes which have produced this optimism in the bond market. The first is that Japan may never put forth a credible financial package, which is believed by many to be a key element to ending the Asian crisis. Second, OPEC members may never actually adhere to any-agreed upon cutbacks in oil production, which will keep oil prices from rising. Also, many believe yields are considered too high on a global basis. On the domestic front, inflation generally is viewed as nonexistent. And, the manufacturing sector of the U.S. economy is already signaling much slower growth ahead.

  The 30-year Treasury bond traded in a range of 5.5% to 5.85% during the reporting period. Currently, the yield is at the lower end of that range. The above-mentioned themes have been talked about enough that one can assume that at the moment they are priced into yield levels and could cause yields to drop

  When viewing the above bond market themes, you can see that they are somewhat intertwined. If one of them were to change, the others could be impacted as well. The Japanese fiscal reform or policy change could have the biggest impact on the direction of the others. While we believe it will take years for recoveries to be in place for Asia, the direction is important. If the fiscal package from Japan is credible and sizable, the financial markets may begin to assume that the worst is behind. This could in turn positively impact commodity
prices    as    people    anticipate   a   greater   need   in   the   future.

  The "zero inflation" scenario could be hindered by any rise in commodity prices. In fact, core inflation in the U.S. has been moving up. If it were not for the Asian crisis' impact on commodity prices, it is likely that fewer people
would    be    proclaiming    that    inflation    is    dead.

While only time will tell what will occur, the external pressure being exerted on Japan to reform seems great by any historical standards. It is our opinion that Japan may reform sooner than the markets are anticipating (albeit it could take years to work through), but we are less convinced about the prediction that rates will fall precipitously further without more defining news on the bond market themes discussed above.

Portfolio Overview

  In light of our apprehension for a continued bond market rally, we currently believe that a neutral stance in duration is warranted. Going forward, we anticipate that the target duration will be in the area of 2.5 years. Over the last 6 months ended June 30, 1998 the duration of the Fund has been as high as
3.0 years. As the Fund moves closer to maturity the target duration will become shorter too. Our more bullish stance worked out well, as rates declined over that time. Of course, we will have to see what develops and our approach is subject to change.

  During the reporting period, we positioned the Fund in an effort to take advantage of a flatter yield curve (utilizing futures), which worked well. However, we believe that positioning the Fund for a steepening yield curve might be warranted in the future. The reasons for this are twofold. First, if inflation picks up, even minimally, 30-year Treasury bonds should underperform shorter maturity treasuries. (Inflation would eat away at longer maturities.) Or, if the economy really does slow down, we currently believe that the Fed would remove their tightening bias, which could help shorter maturity securities. Second, during economic slowdowns banks generally have tended to invest capital because loan demand slows. This could mean better buying of shorter dated securities.

               Very truly yours,


               [Gerald E. Thunelius signature logo]


               Gerald E. Thunelius

               Portfolio Manager

July 23, 1998

New York, N.Y.

*Total return includes reinvestment of dividends and any capital gains paid. The Portfolio's performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.

**SOURCE: MERRILL LYNCH, PIERCE, FENNER AND SMITH INC. -- The Merrill Lynch U.S. Treasury Coupon 2-Year Strips Index is an unmanaged zero coupon index with constant maturity and duration. The Index does not take into account charges, fees and other expenses.

*** Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the net asset value per share at the end of the period.

DREYFUS VARIABLE INVESTMENT FUND, ZERO COUPON 2000 PORTFOLIO
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STATEMENT OF INVESTMENTS                            JUNE 30, 1998 (UNAUDITED)

                                                                                                   Principal

Bonds and Notes--95.9%                                                                              Amount             Value
-------------------------------------------------------

                                                                                                 ____________       ___________

        Foreign--2.6% Deutsche Bank AG,
                                        Medium-Term Notes, Zero Coupon, 2000                     $..1,000,000     $     910,005

                                                                                                                   ____________

             Municipal Bonds--3.7%  New Jersey Economic Development Authority,

                                        State Pension Funding Bonds, Ser. 1997B,

                                        Zero Coupon, 2001                                           1,500,000         1,294,125

                                                                                                                   ____________

          U.S. Government

                   Agencies--89.6%  Chattanooga Valley,

                                        Secured First Mortgage, Zero Coupon, 1/1/2000                 176,000           161,440

                                    FACO Coupon Strips,

                                        Ser. 97-1, Zero Coupon, 7/21/2000                           4,743,000         4,223,058

                                    FICO Coupon Strips:

                                        Ser. 1, Zero Coupon, 11/11/2000                             1,132,000           990,309

                                        Ser.15, Zero Coupon, 9/7/2001                               2,500,000         2,091,050

                                    Federal Home Loan Mortgage,

                                        Principal Strips:

                                           Zero Coupon, 5/15/2000                                   5,000,000         4,504,650

                                           Zero Coupon, 5/15/2000                                   1,000,000           902,417

                                    Federal National Mortgage Association:

                                        Medium-Term Note, Coupon Strips:

                                           Zero Coupon, 2/7/2001                                    1,338,000         1,156,191

                                           Zero Coupon, 4/8/2001                                    5,500,000         4,722,410

                                           Zero Coupon, 7/24/2001                                   1,227,000         1,032,005

                                        Principal Strips,

                                           Zero Coupon, 8/7/2001                                    6,000,000         5,058,840

                                    Tennessee Valley Authority:

                                        Coupon Strips, Zero Coupon, 11/1/2000                       3,000,000         2,635,917

                                        Principal Strips, Zero Coupon, 11/1/2000                    4,500,000         3,949,556

                                                                                                                   ____________

                                                                                                                     31,427,843

                                                                                                                   ____________

                                    TOTAL BONDS AND NOTES

                                        (cost $33,143,464)                                                          $33,631,973

                                                                                                                   ============



DREYFUS VARIABLE INVESTMENT FUND, ZERO COUPON 2000 PORTFOLIO
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STATEMENT OF INVESTMENTS (CONTINUED)                JUNE 30, 1998 (UNAUDITED)

                                                                                                   Principal

Short-Term Investments--4.2%                                                                        Amount             Value
-------------------------------------------------------

                                                                                                 ____________       ___________

U.S. Government Agency

Discount Notes--3.3%  Federal Home Loan Banks,

                                        5.85%, 7/1/1998                                          $..1,166,000      $  1,166,000

                                                                                                                   ____________

          U.S. Treasury Bills--.9%  4.90%, 7/2/1998                                                   161,000 (a)       160,989

                                    4.94%, 7/23/1998                                                  102,000 (a)       101,696

                                    4.90%, 7/30/1998                                                   52,000 (a)        51,804

                                                                                                                   ____________

                                                                                                                        314,489

                                                                                                                   ____________

                                    TOTAL SHORT-TERM INVESTMENTS

                                        (cost $1,480,465)                                                          $  1,480,489

                                                                                                                   ============


TOTAL INVESTMENTS (cost $34,623,929)                                                                   100.1%       $35,112,462

                                                                                                       ======     =============


LIABILITIES, LESS CASH AND RECEIVABLES                                                                   (.1%)   $      (28,549)

                                                                                                       ======     =============

NET ASSETS                                                                                             100.0%       $35,083,913

                                                                                                       ======     =============

Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a)Held by custodian in a segregated account as collateral for open financial futures positions.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, ZERO COUPON 2000 PORTFOLIO
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STATEMENT OF FINANCIAL FUTURES                      JUNE 30, 1998 (UNAUDITED)


                                                                                                                  Unrealized

                                                                            Market Value                         Appreciation

                                                                               Covered                          (Depreciation)

Financial Futures Long                                      Contracts       by Contracts        Expiration        at 6/30/98

___________________                                        ___________     _____________      ____________       ____________
U.S. Treasury 5 year Notes                                       85        $   9,323,438     September '98       $     16,039

U.S. Treasury 10 year Notes                                       5              569,219     September '98             (2,344)

                                                                                                                 ____________

                                                                                                                 $     13,695

                                                                                                                 ============


Financial Futures Short

____________________

U.S. Treasury 30 year Bonds                                      33        $     4,078,594     September '98     $     (15,000)

                                                                                                                  ============


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, ZERO COUPON 2000 PORTFOLIO
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STATEMENT OF ASSETS AND LIABILITIES                 JUNE 30, 1998 (UNAUDITED)

                                                                                                     Cost             Value

                                                                                                 ____________       ___________
ASSETS:                          Investments in securities--See Statement of Investments          $34,623,929       $35,112,462

                                 Cash                                                                                     2,673

                                 Receivable for futures variation margin--Note 4(a)                                       2,828

                                 Prepaid expenses and other assets                                                        4,222

                                                                                                                   ____________

                                                                                                                     35,122,185

                                                                                                                   ____________

LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                           14,504

                                 Payable for shares of Beneficial Interest redeemed                                       6,472

                                 Accrued expenses                                                                        17,296

                                                                                                                   ____________

                                                                                                                         38,272

                                                                                                                   ____________

NET ASSETS                                                                                                          $35,083,913

                                                                                                                   ============


REPRESENTED BY:                  Paid-in capital                                                                    $34,738,026

                                 Accumulated undistributed investment income--net                                       158,672

                                 Accumulated net realized gain (loss) on investments                                   (300,013)

                                 Accumulated net unrealized appreciation (depreciation)
                                   on investments [including ($1,305) net unrealized
                                   depreciation on financial futures]--Note 4(b)                                        487,228

                                                                                                                   ____________

NET ASSETS                                                                                                          $35,083,913

                                                                                                                   ============


SHARES OUTSTANDING

(UNLIMITED NUMBER OF $.001 PAR VALUE SHARES OF BENEFICIAL INTEREST AUTHORIZED)                                        2,831,214

NET ASSET VALUE, offering and redemption price per share                                                                 $12.39

                                                                                                                       ========


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, ZERO COUPON 2000 PORTFOLIO
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STATEMENT OF OPERATIONS            SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

INVESTMENT INCOME
INCOME                           Interest Income                                                                     $1,052,726

EXPENSES:                        Investment advisory fee--Note 3(a)                              $     78,036

                                 Auditing fees                                                          8,933

                                 Prospectus and shareholders' reports                                   5,426

                                 Custodian fees--Note 3(a)                                              2,931

                                 Trustees' fees and expenses--Note 3(b)                                   934

                                 Shareholder servicing costs                                              931

                                 Legal fees                                                               551

                                 Loan commitment fees--Note 2                                             137

                                 Registration fees                                                        100

                                 Miscellaneous                                                          1,072

                                                                                                  ___________

                                        Total Expenses                                                                   99,051

                                                                                                                    ___________

INVESTMENT INCOME--NET                                                                                                  953,675

                                                                                                                    ___________

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                                 Net realized gain (loss) on investments                         $     29,450

                                 Net realized gain (loss) on financial futures                        (45,986)

                                                                                                 ___________

                                        Net Realized Gain (Loss)                                                        (16,536)

                                 Net unrealized appreciation (depreciation) on investments

                                    [including ($20,211) net unrealized depreciation
                                    on financial futures]                                                               118,860

                                                                                                                    ___________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                                                                  102,324

                                                                                                                    ___________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                 $1,055,999

                                                                                                                    ===========


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, ZERO COUPON 2000 PORTFOLIO
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STATEMENT OF CHANGES IN NET ASSETS

                                                                                        Six Months Ended

                                                                                         June 30, 1998          Year Ended

                                                                                          (Unaudited)        December 31, 1997

                                                                                       _______________       _______________

OPERATIONS:
  Investment income--net                                                                 $     953,675          $  1,852,449

  Net realized gain (loss) on investments                                                     (16,536)             (236,008)

  Net unrealized appreciation (depreciation) on investments                                    118,860               641,766

                                                                                          ____________          ____________

    Net Increase (Decrease) in Net Assets Resulting from Operations                          1,055,999             2,258,207

                                                                                          ____________          ____________

DIVIDENDS TO SHAREHOLDERS FROM:

  Investment income--net                                                                      (795,461)           (1,851,991)

  Net realized gain on investments                                                            --                    (341,946)

                                                                                          ____________          ____________

    Total Dividends                                                                           (795,461)           (2,193,937)

                                                                                          ____________          ____________

BENEFICIAL INTEREST TRANSACTIONS:

  Net proceeds from shares sold                                                              2,966,879             7,185,361

  Dividends reinvested                                                                         637,279             2,193,937

  Cost of shares redeemed                                                                   (3,886,920)           (6,133,188)

                                                                                          ____________          ____________

    Increase (Decrease) in Net Assets from Beneficial Interest Transactions                   (282,762)            3,246,110

                                                                                          ____________          ____________

       Total Increase (Decrease) in Net Assets                                                 (22,224)            3,310,380

NET ASSETS:

  Beginning of Period                                                                       35,106,137            31,795,757

                                                                                          ____________          ____________

  End of Period                                                                            $35,083,913           $35,106,137

                                                                                          ============          ============


UNDISTRIBUTED INVESTMENT INCOME--NET                                                      $    158,672          $       458

                                                                                          ____________          ____________

                                                                                             Shares                Shares

                                                                                          ____________          ____________

CAPITAL SHARE TRANSACTIONS:

  Shares sold                                                                                  239,753               586,814

  Shares issued for dividends reinvested                                                        51,494               179,780

  Shares redeemed                                                                             (313,513)             (500,612)

                                                                                          ____________          ____________

    Net Increase (Decrease) in Shares Outstanding                                              (22,266)              265,982

                                                                                          ============          ============


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, ZERO COUPON 2000 PORTFOLIO
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FINANCIAL HIGHLIGHTS

  Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Series' financial statements.


                                                          Six Months Ended

                                                           June 30, 1998                  Year Ended December 31,

                                                                            ___________________________________________________

PER SHARE DATA:                                           (Unaudited)        1997       1996       1995       1994      1993

                                                          __________        ______     ______     ______    ______     ______
   Net asset value, beginning of period                     $12.30          $12.29     $12.70    $11.39     $12.57     $11.77

                                                            ______          ______     ______     ______    ______     ______

   Investment Operations:

   Investment income--net                                      .39             .69        .68       .69        .69        .79

   Net realized and unrealized gain (loss)

       on investments                                          .04             .14      (.36)      1.31     (1.18)        .96

                                                            ______          ______     ______     ______    ______     ______

   Total from Investment Operations                            .43             .83        .32      2.00      (.49)       1.75

                                                            ______          ______     ______     ______    ______     ______

   Distributions:

   Dividends from investment income--net                      (.34)           (.69)      (.68)     (.69)      (.68)      (.78)

   Dividends from net realized gain on investments              --            (.13)      (.05)       --       (.01)      (.17)

                                                            ______          ______     ______     ______    ______     ______

   Total Distributions                                        (.34)           (.82)      (.73)     (.69)      (.69)      (.95)

                                                            ______          ______     ______     ______    ______     ______

   Net asset value, end of period                           $12.39          $12.30     $12.29    $12.70     $11.39     $12.57

                                                            ======          ======     ======     ======    ======     ======


TOTAL INVESTMENT RETURN                                       6.17%(1)        7.01%      2.59%     17.95%    (3.91%)    15.19%

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets                     .57%(1)         .61%       .66%       .68%       --         --

   Ratio of net investment income

       to average net assets                                  5.50%(1)        5.65%      5.54%      5.73%      6.04%      6.21%

   Decrease reflected in above expense ratios due

       to undertakings by The Dreyfus Corporation               --              --        --         .03%      1.05%      2.43%

   Portfolio Turnover Rate                                    5.16%(2)      200.54%     98.28%     49.43%        --     106.35%

   Net Assets, end of period (000's Omitted)               $35,084         $35,106    $31,796    $22,291    $10,913     $5,696
-----------------------------

(1)  Annualized.

(2)  Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, ZERO COUPON 2000 PORTFOLIO
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

  Dreyfus Variable Investment Fund (the "Fund" ) is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company, operating as a series company currently offering thirteen series, including the Zero Coupon 2000 Portfolio (the "Series") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Series is a diversified portfolio. The Series' investment objective is to provide as high an investment return as is consistent with the preservation of capital. The Dreyfus Corporation ("Dreyfus") serves as the Series' investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. is the distributor of the Series' shares, which are sold without a sales charge.

  The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

  The Series' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments other than U.S. Treasury Bills and financial futures) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio's securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments, excluding U. S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custodian agreement, the Series receives net earnings credits based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Series not to distribute such gain.

  (D) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes

DREYFUS VARIABLE INVESTMENT FUND, ZERO COUPON 2000 PORTFOLIO
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

  The Series has an unused capital loss carryover of approximately $258,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1997. The carryover does not include net realized securities losses from November 1, 1997 through December 31, 1997 which are treated, for Federal income tax purposes, as arising in fiscal 1998. If not applied, the carryover expires in fiscal 2005.

NOTE 2--BANK LINE OF CREDIT:

  The Series participates with other Dreyfus-managed funds in a $600 million redemption credit facility (" Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Series has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Series at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 1998, the Series did not borrow under the Facility.

NOTE 3--INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

  (A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .45 of 1% of the value of the Series' average daily net assets and is payable monthly.

  The  Series  compensates  Dreyfus Transfer, Inc., a wholly-owned subsidiary of
Dreyfus,   under  a  transfer  agency  agreement  for  providing  personnel  and facilities to perform transfer agency services for the Series.

  The Series compensates Mellon under a custody agreement to provide custodial services for the Series. During the period ended June 30, 1998, the Series was charged $2,931 pursuant to the custody agreement.

  (B) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--SECURITIES TRANSACTIONS:

  (A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended June 30, 1998, amounted to $1,771,719 and $4,415,376, respectively.

The Series may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Series is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Series to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day' s trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Series recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at June 30, 1998, are set forth in the Statement of Financial Futures.

  (B) At June 30, 1998, accumulated net unrealized appreciation on investments and financial futures, was $487,228, consisting of $509,103 gross unrealized appreciation and $21,875 gross unrealized depreciation.

  At June 30, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).